Exhibit 99.1
CONTACT
Jeff Finn
Director of Investor Relations
Advanced Fibre Communications, Inc.
(707) 794-7555
investor.relations@afc.com
www.afc.com

FOR IMMEDIATE RELEASE

Advanced Fibre Communications Reports
Second Quarter 2003 Financial Results

PETALUMA, Calif., July 24, 2003—Advanced Fibre Communications®, Inc. (AFC®) (Nasdaq: AFCI) today reported financial results for the second quarter ended June 30, 2003.

Revenues for the second quarter of 2003 were $83.0 million on a generally accepted accounting principles (GAAP) basis, compared with $80.5 million in the first quarter of 2003. Revenues for the second quarter of 2002 were $86.3 million. Net income for the second quarter of 2003 was $3.3 million, or $0.04 per share, compared with $8.3 million, or $0.10 per share, in the first quarter of 2003. Net loss for the second quarter of 2002 was $2.3 million, or $(0.03) per share.

Revenues for the first six months of 2003 were $163.5 million, compared with $166.6 million in the first six months of 2002. Net income for the first six months of 2003 was $11.7 million, or $0.14 per share, compared with $4.7 million, or $0.05 per share, in the first six months of 2002.

Net income for the core business, which excludes certain items, was $7.9 million, or $0.09 per share, in both the first and second quarters of 2003. Core business net income for the second quarter of 2002 was $3.3 million, or $0.04 per share. Core business net income for the first six months of 2003 was $15.8 million, or $0.18 per share, compared with $8.6 million, or $0.10 per share, in the first six months of 2002. Reconciliations between GAAP results and core business results are provided immediately following the condensed consolidated statements of cash flows. These core business measures are not in accordance with, or alternatives to, GAAP, and may be different from measures used by other companies. We believe core business results help investors by highlighting the core financial performance of our business. We also believe core business results provide a more consistent and useful basis for comparison between periods and for making projections. AFC management primarily uses core business results for budgeting purposes, reviewing business performance and making investment decisions.

“Conditions within the telecommunications industry remained somewhat challenging in the second quarter,” said John Schofield, chairman, president and chief executive officer at AFC. “Our Company had solid performance in the quarter, and we are pleased with our ability to execute during this time of industry change.

“I continue to believe that investment in the access network will be a key focus for carriers in the future as they roll out DSL and Fiber to the Premise (FTTP). Consistent with this, at the SUPERCOMM telecommunications trade show in early June, we unveiled some important new products: our Video over DSL platform, Circuit to Packet Softswitch architecture and, perhaps most importantly, our new FiberDirect solution, which addresses the FTTP application. By simply adding an optical line terminal plug-in card to the AccessMAXTM platforms, these systems can easily meet the demands of FTTP applications. With AFC’s FiberDirect solution, carriers will minimize operational costs and accelerate time to market. Our FiberDirect solution has been developed internally and under the specific guidance of one of our largest customers. This new product opens up a new addressable market for AFC, and we expect to be in field trials with this product during the current quarter.

“We continue to position our product portfolio to take full advantage of the deployment of broadband services over both DSL and FTTP networks,” concluded Schofield.

Today’s Earnings Conference Call and Webcast
AFC will discuss its second quarter 2003 results on a conference call and audio Webcast scheduled today, July 24, at 1:30 p.m. PT. U.S. callers can access the conference call at (800) 243-6403 and international callers may dial (312) 461-1932. The audio Webcast will be simultaneously available online at www.afc.com/investors.

The conference call replay will be available for approximately 72 hours following the call. U.S. callers can access the replay by dialing (800) 839-6713 and entering passcode 5757629. International callers may dial (402) 220-2306 and enter passcode 5757629.

# # #

About AFC
Headquartered in Petaluma, Calif., Advanced Fibre Communications, Inc. is a leading provider of broadband access solutions for the global telecommunications industry. With a customer base of more than 800 service providers worldwide, AFC continues to build and support the world’s evolving broadband access network architecture. Advanced Fibre Communications, Inc., AFC, and the AFC logo are registered trademarks of Advanced Fibre Communications, Inc. AccessMAX is a trademark of Advanced Fibre Communications, Inc. Copyright 2003. All rights reserved. Any other trademarks are the property of their respective owners. For more information, visit AFC online at www.afc.com or call 1-(800) 690-AFCI.

Forward-Looking Statements
Except for historical information contained in this press release, the foregoing contains forward-looking statements that involve risks and uncertainties. Actual results may differ materially from those indicated by such forward-looking statements based on a variety of risks and uncertainties. Some of these risks and uncertainties include our ability to execute under difficult industry and market conditions, the increased competition due to our expanded product offering, our ability to gain market share and experience growth, the successful development and market acceptance of our new products and features, growth in demand for broadband services and our broadband products, and a continued downturn in the telecommunications industry. We undertake no obligation to revise or update these forward-looking statements to reflect events or circumstances or to reflect the occurrence of unanticipated events. Information about potential factors that could affect our financial results is included in our Annual Report on Form 10-K for the year ended December 31, 2002, which has been filed with the Securities and Exchange Commission.

ADVANCED FIBRE COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,

	2003	2002	2003	2002

Revenues	$83,038	$86,286	$163,490	$166,550
Cost of revenues	41,914	47,336	82,767	89,998

Gross profit	41,124	38,950	80,723	76,552

Operating expenses:
Research and development	19,392	15,824	35,336	29,066
Sales and marketing	11,065	12,952	20,841	24,364
General and administrative	8,875	6,878	14,815	13,366
Amortization of acquired intangibles	651	1,083	1,444	1,083
In-process research and development	—	12,396	—	12,396
Securities litigation settlement costs	—	2,943	—	2,943

Total operating expenses	39,983	52,076	72,436	83,218

Operating income (loss)	1,141	(13,126)	8,287	(6,666)
Other income (expense):
Interest income, net	3,311	2,050	5,862	4,177
Unrealized gain on Cisco investment	30	8,152	1,386	10,612
Equity in losses of investee	—	(303)	—	(1,079)
Other	(36)	(149)	4	(170)

Total other income, net	3,305	9,750	7,252	13,540

Income (loss) before income taxes	4,446	(3,376)	15,539	6,874
Income taxes (benefit)	1,112	(1,080)	3,885	2,200

Net income (loss)	$3,334	$(2,296)	$11,654	$4,674

Basic net income (loss) per share	$0.04	$(0.03)	$0.14	$0.06

Shares used in basic per share computations	85,287	83,121	85,094	82,737

Diluted net income (loss) per share	$0.04	$(0.03)	$0.14	$0.05

Shares used in diluted per share computations	86,388	83,121	86,280	85,449

ADVANCED FIBRE COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	June 30,	December 31,
	2003	2002
	(unaudited)

Assets
Current assets:
Cash and cash equivalents	$352,900	$94,754
Cisco marketable securities and related hedge contracts	178,348	688,840
Other marketable securities	543,709	213,030
Accounts receivable, net	60,305	41,381
Inventories, net	22,631	30,553
Other current assets	28,095	26,667

Total current assets	1,185,988	1,095,225
Property and equipment, net	45,510	51,076
Goodwill	55,883	56,119
Other acquired intangible assets, net	4,926	5,675
Other assets	25,578	25,555

Total assets	$1,317,885	$1,233,650

Liabilities & stockholders’ equity
Current liabilities:
Accounts payable	$10,486	$7,503
Accrued liabilities	39,424	47,384
Cisco securities loans payable	178,348	—
Current taxes payable	139,780	33,875
Deferred tax liabilities	—	221,673

Total current liabilities	368,038	310,435
Long-term liabilities	4,353	4,426
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par	—	—
Common stock, $0.01 par	856	844
Additional paid-in capital	351,207	336,542
Deferred compensation	(138)	(833)
Accumulated other comprehensive income	2,260	1,880
Retained earnings	592,149	580,495
Treasury stock	(840)	(139)

Total stockholders’ equity	945,494	918,789

Total liabilities and stockholders’ equity	$1,317,885	$1,233,650

ADVANCED FIBRE COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Six Months Ended
	June 30,

	2003	2002

Cash flows from operating activities:
Net income	$11,654	$4,674
Adjustments to reconcile net income to net cash provided by operating activities:
Cash proceeds from settlement of Cisco hedge contracts	690,226	—
Deferred income taxes	(238,947)	(1,807)
Current income taxes	105,905	(2,038)
Depreciation and amortization	10,026	10,394
Tax benefit from option exercises	3,850	5,878
Loss on disposal of fixed assets	2,881	414
Unrealized gain on Cisco investment	(1,386)	(10,612)
In-process research and development	—	12,396
Allowance for doubtful accounts	350	650
Equity in loss of investee, net of tax	—	734
Changes in operating assets and liabilities:
Accounts receivable	(19,038)	(2,094)
Inventories	7,922	3,105
Other current assets	15,846	13,084
Other assets	61	409
Accounts payable	2,983	169
Accrued and other liabilities	(8,033)	2,257

Net cash provided by operating activities	584,300	37,613

Cash flows from investing activities:
Purchases of other marketable securities	(1,875,903)	(349,063)
Sales of other marketable securities	1,514,662	256,419
Maturities of other marketable securities	30,835	123,084
Purchases of property and equipment, net of disposals	(5,874)	(4,617)
Acquisition, net of cash acquired	—	(42,978)
Restricted investment	—	(19,995)

Net cash used in investing activities	(336,280)	(37,150)

Cash flows from financing activities:
Proceeds from common stock issuances	10,827	9,852
Purchase of treasury stock	(701)	—

Net cash provided by financing activities	10,126	9,852

Increase in cash and cash equivalents	258,146	10,315
Cash and cash equivalents, beginning of period	94,754	39,528

Cash and cash equivalents, end of period	$352,900	$49,843

ADVANCED FIBRE COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
RECONCILIATION OF GAAP RESULTS TO CORE BUSINESS RESULTS
(In thousands, except per share data)
(Unaudited)

	For the Three Months Ended June 30, 2003

		Adjustments
		from GAAP		Core Business
	GAAP Results	to Core Results		Results

Revenues	$83,038			$83,038
Cost of revenues	41,914	(778)	[1]	41,136

Gross profit	41,124	778		41,902

Operating expenses:
Research and development	19,392	(1,887)	[1]	17,505
Sales and marketing	11,065	(471)	[1]	10,594
General and administrative	8,875	(2,338)	[1]	6,537
Amortization of acquired intangibles	651	(651)	[2]	—

Total operating expenses	39,983	(5,347)		34,636

Operating income	1,141	6,125		7,266
Other income (expense):
Interest income, net	3,311			3,311
Unrealized gain on Cisco investment	30	(30)	[3]	—
Other	(36)			(36)

Total other income, net	3,305	(30)		3,275

Income before income taxes	4,446	6,095		10,541
Income taxes	1,112	1,524		2,636

Net income	$3,334	$4,571		$7,905

Basic net income per share	$0.04			$0.09

Shares used in basic per share computations	85,287			85,287

Diluted net income per share	$0.04			$0.09

Shares used in diluted per share computations	86,388			86,388

Notes:
1) Adjustment reflects severence and facility closures resulting from a workforce reduction initiated in April 2003.
2) Adjustment arises from the acquisition of AccessLan Communications, Inc. in May 2002.
3) Adjustment arises from income generated by our Cisco securities holdings and related hedge contract.

ADVANCED FIBRE COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
RECONCILIATION OF GAAP RESULTS TO CORE BUSINESS RESULTS
(In thousands, except per share data)
(Unaudited)

	For the Three Months Ended June 30, 2002

		Adjustments
		from GAAP		Core Business
	GAAP Results	to Core Results		Results

Revenues	$86,286			$86,286
Cost of revenues	47,336			47,336

Gross profit	38,950			38,950

Operating expenses:
Research and development	15,824			15,824
Sales and marketing	12,952			12,952
General and administrative	6,878			6,878
In-process research and development	12,396	(12,396)	[2]	—
Securities litigation settlement costs	2,943	(2,943)	[1]	—
Amortization of acquired intangibles	1,083	(1,083)	[2]	—

Total operating expenses	52,076	(16,422)		35,654

Operating income (loss)	(13,126)	16,422		3,296
Other income (expense):
Interest income, net	2,050			2,050
Unrealized gain on Cisco investment	8,152	(8,152)	[3]	—
Equity in losses of investee	(303)			(303)
Other	(149)			(149)

Total other income, net	9,750	(8,152)		1,598

Income (loss) before income taxes	(3,376)	8,270		4,894
Income taxes (benefit)	(1,080)	2,646		1,566

Net income (loss)	$(2,296)	$5,624		$3,328

Basic net income (loss) per share	$(0.03)			$0.04

Shares used in basic per share computations	83,121			83,121

Diluted net income (loss) per share	$(0.03)			$0.04

Shares used in diluted per share computations	83,121			84,651

Notes:
1) Adjustment arises from the securities litigation settlement in June 2002.
2) Adjustment arises from the acquisition of AccessLan Communications, Inc. in May 2002.
3) Adjustment arises from income generated by our Cisco securities holdings and related hedge contracts.

ADVANCED FIBRE COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
RECONCILIATION OF GAAP RESULTS TO CORE BUSINESS RESULTS
(In thousands, except per share data)
(Unaudited)

	For the Six Months Ended June 30, 2003

		Adjustments
		from GAAP	Core Business
	GAAP Results	to Core Results	Results

Revenues	$163,490		$163,490
Cost of revenues	82,767	(778)[1]	81,989

Gross profit	80,723	778	81,501

Operating expenses:
Research and development	35,336	(1,887)[1]	33,449
Sales and marketing	20,841	(471)[1]	20,370
General and administrative	14,815	(2,338)[1]	12,477
Amortization of acquired intangibles	1,444	(1,444)[2]	—

Total operating expenses	72,436	(6,140)	66,296

Operating income	8,287	6,918	15,205
Other income:
Interest income, net	5,862		5,862
Unrealized gain on Cisco investment	1,386	(1,386)[3]	—
Other	4		4

Total other income, net	7,252	(1,386)	5,866

Income before income taxes	15,539	5,532	21,071
Income taxes	3,885	1,383	5,268

Net income	$11,654	$4,149	$15,803

Basic net income per share	$0.14		$0.19

Shares used in basic per share computations	85,094		85,094

Diluted net income per share	$0.14		$0.18

Shares used in diluted per share computations	86,280		86,280

Notes:
1) Adjustment reflects severence and facility closures resulting from a workforce reduction initiated in April 2003.
2) Adjustment arises from the acquisition of AccessLan Communications, Inc. in May 2002.
3) Adjustment arises from income generated by our Cisco securities holdings and related hedge contract.

ADVANCED FIBRE COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
RECONCILIATION OF GAAP RESULTS TO CORE BUSINESS RESULTS
(In thousands, except per share data)
(Unaudited)

	For the Six Months Ended June 30, 2002

		Adjustments
		from GAAP		Core Business
	GAAP Results	to Core Results		Results

Revenues	$166,550			$166,550
Cost of revenues	89,998			89,998

Gross profit	76,552			76,552

Operating expenses:
Research and development	29,066			29,066
Sales and marketing	24,364			24,364
General and administrative	13,366			13,366
In-process research and development	12,396	(12,396)	[2]	—
Securities litigation settlement costs	2,943	(2,943)	[1]	—
Amortization of acquired intangibles	1,083	(1,083)	[2]	—

Total operating expenses	83,218	(16,422)		66,796

Operating income (loss)	(6,666)	16,422		9,756
Other income (expense):
Interest income, net	4,177			4,177
Unrealized gain on Cisco investment	10,612	(10,612)	[3]	—
Equity in losses of investee	(1,079)			(1,079)
Other	(170)			(170)

Total other income, net	13,540	(10,612)		2,928

Income before income taxes	6,874	5,810		12,684
Income taxes	2,200	1,859		4,059

Net income	$4,674	3,951		8,625

Basic net income per share	$0.06			$0.10

Shares used in basic per share computations	82,737			82,737

Diluted net income per share	$0.05			$0.10

Shares used in diluted per share computations	85,449			84,289

Notes:
1) Adjustment arises from the securities litigation settlement in June 2002.
2) Adjustment arises from the acquisition of AccessLan Communications, Inc. in May 2002.
3) Adjustment arises from income generated by our Cisco securities holdings and related hedge contracts.